SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2010

FERO INDUSTRIES, INC.

 (Exact name of registrant as specified in its charter)

Colorado	000-53337	01-0884561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
254-16 Midlake Blvd SE Calgary, AB T2X 2X7, Canada
(Address of principal executive offices)
(403) 827-7936
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Acquisition Agreement

On May 23, 2010, Fero Industries, Inc., a Colorado corporation, (the "Company") entered into an Asset Acquisition Agreement with Gvest, Inc., (“Gvest”) an Ontario, Canada corporation. Pursuant to the terms and conditions of the Asset Acquisition Agreement, the Company shall acquire certain assets of Gvest directly related to the manufacturing, sale and distribution of that certain product known as Sucanon®, which is a treatment for Type II Diabetes. The Company shall acquire various assets including the intellectual property rights related to Sucanon®, as well as, the exclusive world-wide rights to manufacture, sell and distribute Sucanon®. As consideration for the acquisition the Company shall pay Gvest an aggregate of $250,000 at the closing of the Asset Acquisition Agreement.

The Asset Acquisition Agreement contains customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability. The foregoing summary description of the terms of the Asset Acquisition Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Asset Acquisition Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 7.01          REGULATION FD DISCLOSURE

Press Releases

The information in this Item 7.01 of this Current Report is furnished  pursuant to Item 7.01 and shall not be deemed "filed" for any purpose,  including for the purposes  of  Section  18 of the  Exchange  Act,  or  otherwise  subject  to the liabilities of that Section.  The information in this Current Report on Form 8-K shall  not be deemed  incorporated  by  reference  into any  filing  under  the Securities Act or the  Exchange  Act  regardless  of any general  incorporation language in such filing.

On May 24, 2010 and May 27, 2010 the Registrant, Fero Industries Inc. issued the following press releases.  The text of these press releases is attached herewith as Exhibit 99.1 and 99.2.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Acquisition Agreement between Fero Industries, Inc and Gvest, Inc.

99.1	Press Release- Fero Retains Key Personnel
99.2	Press Release- Asset Acquisition Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERO INDUSTRIES, INC.
Date: May 28, 2010	By:	/s/ Kyle Schlosser
Kyle Schlosser
Chief Executive Officer